UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 26, 2016

Amarin Corporation plc

(Exact name of registrant as specified in its charter)

England and Wales	0-21392	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Pembroke House, Upper Pembroke Street 28-32, Dublin 2, Ireland		Not applicable
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +353 1 6699 020

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

On August 26, 2016, Amarin Corporation plc (the “Company”) gave notice to mandatorily exchange the $31.266 million in aggregate principal amount of its November 2015 3.50% Exchangeable Senior Notes due 2032 (the “2015 Notes”) into 384.6154 of the Company’s American Depositary Shares (the “Shares”) representing a corresponding number of the Company’s ordinary shares, par value £0.50 per share (the “Ordinary Shares”), per $1,000.00 of principal amount of the 2015 Notes on September 12, 2016, subject to certain adjustments as provided in the 2015 Notes.

Separately, on August 26, 2016, Corsicanto Limited (“Corsicanto”), a wholly-owned subsidiary of the Company, gave notice to mandatorily exchange the $118.734 million of aggregate principal amount of its May 2014 3.50% Exchangeable Senior Notes due 2032 (the “2014 Notes” and together with the 2015 Notes, the “Notes”) into 384.6154 of the Company’s Shares per $1,000.00 of principal amount of the 2014 Notes on September 12, 2016, subject to certain adjustments as provided in the Indenture, dated May 20, 2014 by and among Corsicanto, the Company, and Wilmington Trust, National Association, as trustee, governing the 2014 Notes.

The following table sets forth the aggregate principal amount of each series of Notes that will be exchanged into Shares pursuant to the exchange of the Notes (the “Transactions”).

Convertible Note	Principal Amount
November 2015 3.50% Exchangeable Senior Notes due 2032 of Amarin Corporation plc	$31,266,000.00
May 2014 3.50% Exchangeable Senior Notes due 2032 of Corsicanto Limited	$118,734,000.00
Total	$150,000,000.00

Subject to compliance with certain conditions, the Company and Corsicanto have the right to mandatorily exchange the 2015 Notes and the 2014 Notes, respectively, in whole or in part, if the daily volume-weighted average price per Share equals or exceeds $2.86 for at least twenty trading days in any thirty-trading day window. This condition was met for the thirty-trading-day window ending, and including, August 26, 2016. The Company will issue the Shares pursuant to the exchange of the Notes in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended. The Transactions will retire all of the outstanding 2015 Notes and 2014 Notes, and the issuance of the Shares will also satisfy the Company’s obligations with respect to any accrued and unpaid interest on the Notes as of the date of the Transactions.

On August 26, 2016, the Company issued a press release announcing the Transactions. The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

99.1	Press Release, dated August 26, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2016	Amarin Corporation plc

	By:	/s/ John Thero
John Thero
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 26, 2016